_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 29, 2005

               Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-111832) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1  Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON  ASSET SECURITIES COMPANY

By:   /s  Robert B. Eastep

Name:  Robert B. Eastep

Title:    Executive Vice President and

Chief Financial Officer

Dated:  September 29, 2005

EXHIBIT INDEX

Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

September 29, 2005

Saxon Asset Securities Company

4860 Cox Road

Suite 300

Glen Allen, Virginia 23060

Re:

Saxon Asset Securities Company,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Saxon Asset Securities Company, a Virginia corporation (the “Company”), in connection with the offering of the Company’s Mortgage Loan Asset Backed Notes, Series 2005-3 (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Notes (Commission File No. 333-111832) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on January 22, 2004.  As set forth in the prospectus dated September 27, 2005, as supplemented by a prospectus supplement dated September 27, 2005 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of a indenture dated as of September 1, 2005 (the “Indenture”), by and between by and between Saxon Asset Securities Trust 2005-3, a Delaware statutory trust (the “Issuer” or the “Trust”), and Deutsche Bank Trust Company Americas, as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to a trust agreement dated as of September 1, 2005 (the “Trust Agreement”), among the Company, as depositor, Deutsche Bank Trust Company Americas, as administrator and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Issuer will also issue a Class X Certificate (the “Class X Certificate”)  and an ownership certificate evidencing the equity interest in the Issuer (the “Trust Certificate,” and together with the Class X Certificate, the “Certificates”).  The Notes will be secured primarily by fixed and adjustable rate mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”) conveyed to the Issuer and pledged under the Indenture to secure the Notes on the Closing Date.  On the Closing Date, the Company will have conveyed the Collateral to the Issuer pursuant to a sale and servicing agreement dated as of September 1, 2005 (the “Sale and Servicing Agreement”), among the Issuer, the Company, Saxon Funding Management, Inc., as master servicer (the “Master Servicer”), the Indenture Trustee and Saxon Mortgage Services, Inc., as servicer (the “Servicer”).

We have examined a form of the Indenture, the Trust Agreement, the Sale and Servicing Agreement and the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The conditions precedent provided for in the Indenture relating to the authentication of the Notes have been complied with.  When duly authorized by the Issuer and duly and validly executed and delivered by the Owner Trustee, on behalf of the Issuer, and authenticated by the Indenture Trustee in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor pursuant to the Underwriting Agreement, the Notes will be entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms.

(ii)

For U.S. federal income tax purposes, the Issuer will not be classified as an association taxable as a corporation or a publicly traded partnership;  the Issuer will, however, be classified as a taxable mortgage pool (“TMP”) within the meaning of section 7701(i)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) so long as any Note is outstanding.  Although the Issuer will be classified as a TMP so long as any Note is outstanding, the Issuer will not be subject to federal income tax as long as an entity that qualifies for taxation as a real estate investment trust (a “REIT”) under sections 856 and 857 of the Code, or as a qualified REIT subsidiary, within the meaning of section 856(i) of the Code, owns a 100% beneficial ownership interest in each of the Class X Certificate and the Trust Certificate.

(iii)

The statements contained under the captions “Material Federal Income Tax Consequences” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Investment Matters” and “Material Federal Income Tax Consequences” in the Base Prospectus and “Legal Matters” and “Federal Income Tax Consequences” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP